FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00248
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ADAMS DIVERSIFIED EQUITY FUND, INC.
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(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202
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(Address of principal executive offices)

Janis F. Kerns
Adams Diversified Equity Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

ADAMS
DIVERSIFIED EQUITY
FUND

ANNUAL REPORT
2021
GET THE LATEST NEWS AND INFORMATION
adamsfunds.com/sign-up

2021 at a Glance

(unaudited)
The Fund
•
a closed-end equity investment company

•
objectives: preservation of capital, reasonable income, and opportunity for capital gain

•
internally managed

•
annual distribution of at least 6%

Stock Data (12/31/21)
NYSE Symbol	ADX
Market Price	$19.41
52-Week Range	$16.83 – $22.31
Discount	13.7%
Shares Outstanding	117,872,178

Summary Financial Information
Year Ended December 31,	2021	2020
Net asset value per share (NASDAQ: XADEX)	$22.50	$20.06
Total net assets	2,652,527,878	2,227,273,138
Average net assets	2,484,625,557	1,953,121,673
Unrealized appreciation on investments	1,254,853,066	957,405,934
Net investment income	19,062,427	21,779,322
Net realized gain (loss)	308,581,793	90,980,777
Total return (based on market price)	29.9%	16.4%
Total return (based on net asset value)	29.8%	18.8%
Ratio of expenses to average net assets	0.56%	0.60%
Annual distribution rate	15.7%	6.8%
2021 Dividends and Distributions
Paid	Amount (per share)	Type
February 26, 2021	$0.02	Long-term capital gain
February 26, 2021	0.03	Investment income
June 1, 2021	0.05	Investment income
September 1, 2021	0.05	Investment income
December 22, 2021	2.41	Long-term capital gain
December 22, 2021	0.35	Short-term capital gain
December 22, 2021	0.07	Investment income
	$2.98
2022 Annual Meeting of Shareholders
Location: Adams Funds, 500 East Pratt Street, Suite 1300, Baltimore, MD 21202
Date: April 21, 2022
Time: 9:00 a.m.

Letter from Chief Executive Officer and President
Mark E. Stoeckle

Dear Fellow Shareholders,
The world threw a lot at us in 2021. The pandemic continued, with successive waves that put infection rates at or near all-time highs at year-end. Inflation rose to levels not seen in decades. Geopolitical tensions continued to create uncertainty. Through it all, we persevered. The U.S. economy grew at its fastest pace since 1984. Unemployment, a major concern entering 2021 at 6.7%, dropped to its lowest level since the pandemic began. The S&P 500 Index ended the year at near-record levels, with a 28.7% advance that was broadly mirrored across U.S. equity markets. It was not an easy year by any stretch, given the tragedy of more than 800,000 coronavirus-related deaths in the U.S. since the onset of the pandemic. Still, in purely economic and investing terms, it was a good one. That is a testament to the resilience of our society, the economy, and the markets.
Our Fund generated a 29.8% total return on net asset value over the past 12 months, outperforming the S&P 500 and beating our peer group by three percentage points. Our total return on market price was 29.9%. We distributed 15.7% to our shareholders in 2021, far exceeding our 6% commitment.
“We were pleased to generate a 29.8% return in 2021, compared to a 28.7% return for the S&P 500 Index and three percentage points ahead of our peer group.”

The economy grew nicely in 2021. Fiscal and monetary stimulus, the vaccine rollout, and pent-up consumer demand were undoubtedly key drivers of the country’s 5.7% GDP growth. That pace still feels somewhat remarkable, considering the depth of 2020’s recession and the challenges we faced in 2021. Inflationary pressures rose sharply, and were stronger and more persistent than many expected, fueled by rising demand for goods, supply chain disruptions, and temporary shortages. The consumer price index (CPI) recorded eight straight months above 5%, with December’s 7% reading the highest in almost 40 years. While the labor market improved, companies in many industries struggled to find workers to meet surging demand. In December, the Fed said it would act more aggressively to taper its asset-buying programs and signaled a willingness to raise interest rates if necessary.
We were impressed by the ability of U.S. companies to continue to grow profits and generate high levels of cash flow under these unusual and difficult circumstances. At year-end, before fourth-quarter earnings season kicked off, year-over-year earnings growth for the S&P 500 was estimated to be approximately 45%, which would be nine times the average over the past 10 years. That kind of resilience reassures us as we all continue the transition from the depths of the pandemic toward normalcy in 2022.
2021 Market Recap
U.S. equities largely followed a steady and mostly uninterrupted advance throughout the year, with just one pullback of 5% or more, compared to an historical average of three per year. In terms of sector and asset-class leadership, it was a tale of two markets. Early on, following the rollout of vaccines, economically sensitive and cyclical stocks benefited from optimism surrounding economic reopening and synchronized global growth. As the year progressed, concerns about the persistence of inflation, along with the rise of the Delta variant and supply chain disruptions eventually started to weigh on equity markets. In response, investor sentiment started to shift back toward technology and growth stocks.

Letter To Shareholders (continued)

U.S. stocks continued to outperform their developed and emerging market peers, buoyed by strong retail spending, home sales, and manufacturing activity. Sector leadership for the year mirrored the shifting attitudes of the market. Energy and Financials recorded their strongest relative returns in years and were two of the top performing sectors in the S&P 500, while the growth-oriented Technology sector also outperformed the broad market.
Energy stocks benefited from sharply rising oil prices, with West Texas Intermediate (WTI) crude prices up more than 55% for the year. Demand continued to improve throughout the year, putting upward pressure on prices. Restraint on the part of oil producers also bolstered energy prices, as many companies, including the large, diversified players, showed discipline in controlling expenses and limiting new investments. They focused instead on cash flow generation and rewarding shareholders with dividends and stock buybacks.
Financials, another attractively valued sector entering 2021, benefited from strong economic growth and the improving unemployment picture to advance 35.0%. Following positive stress tests, U.S. banks released tens of billions of loan-loss reserves and announced robust capital deployments, including dividend hikes and share buybacks. While low interest rates continued to weigh on net interest margins, the steepening yield curve helped revenues. High levels of trading volume, coming off records in 2020, continued to drive fee income for banks and capital markets firms.
Portfolio Performance
We were pleased to generate a 29.8% return in 2021, compared to a 28.7% return for the S&P 500 Index and three percentage points ahead of our peer group, the Morningstar U.S. Large Blend category. Our Health Care, Financials, and Information Technology investments were the primary contributors to our relative performance, while Consumer Discretionary, Industrials, and Consumer Staples investments detracted the most.
Our Health Care investments increased 32.2%, exceeding the sector’s return of 26.1%. The sector was the largest contributor to our relative performance for the year, driven by strong stock selection. Eli Lilly and Company shares surged 65.9%, benefiting from the company’s strong pipeline across multiple therapeutic areas, including Alzheimer’s disease and cancer. Investors also appreciated Lilly’s efforts to pour capital into new drug development and reduce costs to improve margins. Early in 2021, we invested in the pet and livestock testing firm Idexx Laboratories. Increased pet ownership during the pandemic, as well as pet owners’ willingness to spend more on their animals, helped drive strong revenue growth and improved guidance. We exited the position in October after the stock rose 48.6% and valuation levels became excessive. With an advance of 54.9%, CVS Health also bolstered relative performance, as more and more consumers visited stores for COVID-19 tests and vaccinations. CVS also continues to see benefits from its merger with Aetna, which has allowed it to offer consumers a more comprehensive health care solution.
Stock selection in the Financials sector generated significant relative return, as our investments increased 39.2% compared to 35.0% for the sector. Credit sensitive stocks such as credit card companies and banks, which stand to benefit from rising interest rates, generated strong returns. Capital One Financial was a key contributor, returning 49.8% as loan losses continued to be far lower than expected. This allowed the company to release sizeable loan loss reserves, which boosted profits and dividend payments.
The Consumer Discretionary sector, underpinned by the ongoing economic expansion, was bifurcated into winners and losers during the year. The automobiles and components industry group posted market-beating gains, led by Tesla, which gained 49.7%. Our underweight in the stock was one cause of underperformance in the sector. Tesla’s electric vehicle (EV) and battery products continue to resonate with investors amid a rush to EV names, despite its extraordinary valuation. We remain comfortable with our underweight position despite the recent strength. We also lost ground in retailing stocks, including our position in Amazon, which disappointed in 2021 with a 2.4% return. While Amazon’s capital spending was higher than the market expected during the year, we believe they are investing to achieve greater operating efficiency and better execution in the future. We remain confident in the company’s growth path and comfortable with our overweight position.

Letter To Shareholders (continued)

Outlook for 2022
A year ago, we were optimistic, backed by forthcoming government stimulus, the vaccine rollout, and supportive Fed policy. Still, we expected that equity market gains would moderate compared to 2020. They didn’t, of course, which was good news. Heading into 2022, we’re in a similar state of mind, though we expect more moderate returns for different reasons this time.
There are plenty of risks to our outlook, starting with the possibility that variants and the lingering pandemic may slow or delay economic growth. However, we also believe that we enter the new year in a much better place. We’re not worried so much that COVID could drag down the whole economy, or that government and society will shut everything down. Instead, we’re focused on identifying and investing in companies that are positioned to thrive through the pandemic uncertainty.
The Fed is in a delicate place, balancing continued support of employment and economic growth with tapering and managing inflation. It’s likely the Fed and other central banks will start to raise interest rates, but in a way that’s more tolerant of or patient with inflation. Inflation is likely to remain an issue, and potentially a key market driver of 2022. We believe rising prices will likely impact us as individuals in our daily lives. The costs of fuel, energy, food, rents, and the like will be a pain point for many, especially since it has been so long since we’ve all worried about inflation. Still, we do not expect that inflation will surge to the point that it will cause real market shifts or weigh heavily on broad equity markets.
Although the Financials sector performed well in 2021, we see additional opportunities for the sector to generate solid returns in 2022. The sector tends to benefit from rising interest rates, which can help expand profit margins for banks, insurers, and capital markets firms. Banks and other financial firms also tend to benefit from expanding spreads between the interest they pay on customer deposits and what they earn from making loans. Further strengthening in the economy would likely also help banks continue to reduce non-performing assets.
We also continue to see the Energy sector as well positioned for 2022. Oil prices will likely remain elevated as demand continues to recover to pre-pandemic levels. There will likely be some volatility, much as we saw toward the end of 2021, given the risk of the pandemic and geopolitical issues such as upheaval in Iran or discontent within OPEC. However, we are optimistic about the profit outlook with prices well above the $35-$40 per barrel it costs U.S. shale companies to produce oil and believe prices will likely remain high enough to support margins, returns to investors, and improving balance sheets. Oil and gas companies continuing to practice fiscal restraint is an important caveat to our outlook.
Consumer Staples and Utilities were laggards in 2021. While we’re not necessarily expecting a sector-wide surge in stock prices this year, we do view some areas and companies as undervalued after years of underperforming broader markets. We take comfort in our sector-neutral, diversified approach, which gives us exposure to what we believe are underappreciated opportunities in these sectors and elsewhere.
We begin 2022 amid uncertainty surrounding the pandemic, inflation, and the Fed’s path forward. One thing is virtually certain, after years of strong returns for equities, there will likely be some bumps in the road ahead. But remember, when markets turn volatile (and in fact, even if they do keep rising) there are companies that will outperform. It is our job to find those opportunities. We believe our disciplined approach will allow us to do just that, by identifying quality companies, executing at high levels, and trading at attractive valuations.
We appreciate your trust and look forward to the year ahead.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer and President
January 28, 2022

Investment Growth

(unaudited)
The following shows the value of hypothetical $10,000 investments in the Fund at market price and in the Fund’s benchmark over the past 10 years with dividends and distributions reinvested. All Fund distributions are reinvested at the price received in the Fund’s dividend reinvestment plan. Amounts do not reflect taxes paid by shareholders on distributions or the sale of shares. Past performance does not predict future performance.
Average Annual Total Returns at 12/31/21
	Years
	1	3	5	10
ADX Market Price	29.9%	27.3%	20.8%	17.1%
S&P 500 Index	28.7%	26.1%	18.5%	16.6%
Morningstar U.S. Large Blend Category	26.7%	24.6%	17.1%	15.5%

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Portfolio Highlights

December 31, 2021
(unaudited)
Ten Largest Equity Portfolio Holdings
	Market Value	Percent of Net Assets
Microsoft Corporation	$207,879,392	7.8%
Apple Inc.	174,675,609	6.6
Alphabet Inc. Class A	120,227,160	4.5
Amazon.com, Inc.	105,698,578	4.0
UnitedHealth Group Incorporated	66,985,476	2.5
Meta Platforms, Inc. Class A	65,050,090	2.5
NVIDIA Corporation	61,351,346	2.3
Bank of America Corp.	51,092,316	1.9
Thermo Fisher Scientific Inc.	45,772,664	1.7
Berkshire Hathaway Inc. Class B	45,089,200	1.7
	$943,821,831	35.5%
Sector Weightings

35%
30%
25%
20%
15%
10%
5%
0%
Communi-cation Services
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Real Estate
Utilities

Statement of Assets and Liabilities

December 31, 2021
Assets
Investments at value*:
Common stocks:
Unaffiliated issuers (cost $1,348,050,397)	$2,600,431,821
Non-controlled affiliate (cost $33,970,033)	36,125,506
Other investment in controlled affiliate (cost $150,000)	466,000
Short-term investments (cost $25,420,221)	25,420,390	$2,662,443,717
Cash		258,094
Investment securities sold		14,039,675
Dividends receivable		850,536
Prepaid expenses and other assets		4,061,730
Total Assets		2,681,653,752

Liabilities
Investment securities purchased		19,748,687
Due to officers and directors (note 8)		4,706,107
Accrued expenses and other liabilities		4,671,080
Total Liabilities		29,125,874
Net Assets		$2,652,527,878

Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares; issued and outstanding 117,872,178 shares (includes 47,108 deferred stock units) (note 7)		$117,872
Additional capital surplus		1,400,225,187
Total distributable earnings (loss)		1,252,184,819
Net Assets Applicable to Common Stock		$2,652,527,878
Net Asset Value Per Share of Common Stock		$22.50

*
See Schedule of Investments beginning on page 16.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Year Ended December 31, 2021
Investment Income
Income:
Dividends (includes $1,858,758 from affiliates)	$31,896,672
Other income	1,067,005
Total Income	32,963,677
Expenses:
Investment research compensation and benefits	7,189,717
Administration and operations compensation and benefits	3,278,747
Occupancy and other office expenses	712,590
Investment data services	826,675
Directors’ compensation	511,083
Shareholder reports and communications	331,716
Transfer agent, custody, and listing fees	356,398
Accounting, recordkeeping, and other professional fees	408,399
Insurance	158,918
Audit and tax services	111,321
Legal services	15,686
Total Expenses	13,901,250
Net Investment Income	19,062,427

Realized Gain (Loss) and Change in Unrealized Appreciation
Net realized gain (loss) on investments	311,703,728
Net realized gain (loss) on total return swap agreements	(3,253,141)
Net realized gain distributed by non-controlled affiliate	131,206
Change in unrealized appreciation on investments (includes $11,261,886 from affiliates)	297,447,132
Net Gain (Loss)	606,028,925
Change in Net Assets from Operations	$625,091,352
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended December 31,
	2021	2020
From Operations:
Net investment income	$19,062,427	$21,779,322
Net realized gain (loss)	308,581,793	90,980,777
Change in unrealized appreciation	297,447,132	237,184,938
Change in Net Assets from Operations	625,091,352	349,945,037

Distributions to Shareholders from: Total distributable earnings	(330,861,024)	(111,999,772)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	131,024,412	39,309,604
Cost of shares purchased (note 5)	–	(1,573,374)
Change in Net Assets from Capital Share Transactions	131,024,412	37,736,230
Total Change in Net Assets	425,254,740	275,681,495

Net Assets:
Beginning of year	2,227,273,138	1,951,591,643
End of year	$2,652,527,878	$2,227,273,138
The accompanying notes are an integral part of the financial statements.

Notes To Financial Statements

Adams Diversified Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a diversified investment company. The Fund is an internally managed closed-end fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.
1. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation — The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes. Additionally, unpredictable events such as natural disasters, war, terrorism, global pandemics, and similar public health threats may significantly affect the economy, markets, and companies in which the Fund invests. The Fund could be negatively impacted if the value of portfolio holdings are harmed by such events.
Affiliates — The 1940 Act defines “affiliated companies” as those companies in which the Fund owns 5% or more of the outstanding voting securities. Additionally, those companies in which the Fund owns more than 25% of the outstanding voting securities are considered to be “controlled” by the Fund. The Fund and its affiliates, Adams Natural Resources Fund, Inc. (“PEO”) and Adams Funds Advisers, LLC (“AFA”), have a shared management team.
PEO — The Fund owns 2,186,774 shares of PEO, a non-diversified, closed-end investment company, representing 8.9% of its outstanding shares. The Fund accounts for PEO as a portfolio investment that meets the definition of a non-controlled affiliate. Directors of the Fund are also directors of PEO.
AFA — In April 2015, Fund shareholders authorized the Fund to provide investment advisory services to external parties, and the Securities and Exchange Commission granted no-action relief under section 12(d)(3) of the 1940 Act to allow the Fund to create a separate, wholly-owned entity for this purpose. The Fund provided the initial capital for the start-up costs of AFA, a Maryland limited liability company, and the Fund is the sole member and General Manager, as provided by the Operating Agreement between AFA and the Fund. This structure mitigates the risk of potential liabilities for the Fund associated with any claims that may arise against AFA during the ordinary course of conducting its business. Given that AFA is an operating company that provides no services to the Fund, the Fund accounts for AFA as a portfolio investment that meets the definition of a controlled affiliate.
AFA’s profit is dependent on it having assets under management. At December 31, 2021, AFA had no assets under management. Failure to develop new relationships will impact AFA’s ability to generate revenue, and accordingly, the Fund’s valuation of its investment in AFA. While unlikely, to the extent that AFA’s operating costs exceed its assets held, the Fund may be required to provide additional capital to AFA to sustain its operations. For tax purposes, AFA’s operating income (or loss) is consolidated with that of the Fund.
Expenses — The Fund and its affiliates share personnel, systems, and other infrastructure items and are charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses among the entities. Expenses solely attributable to an entity are charged to that entity. Expenses that are not solely attributable to one entity are allocated in accordance with the Fund’s expense sharing policy. The Fund’s policy dictates that expenses, other than those related to personnel, are attributed to AFA based on the average estimated amount of time spent by all personnel on AFA-related activities relative to overall job functions; the remaining portion is attributed to the Fund and PEO based on relative net assets. Personnel-related expenses are attributed to AFA based on the individual’s time spent on AFA-related activities; the remaining portion is attributed to the Fund and PEO based on relative market values of portfolio securities covered for research staff and relative

Notes To Financial Statements (continued)

net assets for all others. Expense allocations are updated quarterly. Because AFA has no assets under management, only those expenses directly attributable to AFA are charged to AFA.
For the year ended December 31, 2021, shared expenses totaled $17,596,434, of which $3,693,089 and $2,095 were charged to PEO and AFA, respectively, in accordance with the Fund’s expense sharing policy. There were no amounts due to, or due from, its affiliates at December 31, 2021.
Investment Transactions, Investment Income, and Distributions — The Fund's investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interest. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income and distributions to shareholders are recognized on the ex-dividend date.
Valuation — The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) so that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight and approval by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.
GAAP establishes the following hierarchy that categorizes the inputs used to measure fair value:
•
Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;

•
Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;

•
Level 3 — fair value is determined using the Fund’s own assumptions, developed based on the best information available under the circumstances.

Investments in securities traded on national exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed equity securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.
Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.
The Fund’s investment in its controlled affiliate, AFA, is valued by methods deemed reasonable in good faith by the Committee. Because AFA has no client assets under management, the Committee uses AFA’s total assets, comprised solely of cash, to approximate fair value. There was no uncertainty surrounding this input

Notes To Financial Statements (continued)

at the reporting date. Fair value determinations are reviewed on a regular basis and updated as needed. Given the absence of market quotations or observable inputs, the Fund’s investment in AFA is categorized as Level 3 in the hierarchy.
At December 31, 2021, the Fund’s financial instruments were classified as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$2,636,557,327	$—	$—	$2,636,557,327
Other investments	—	—	466,000	466,000
Short-term investments	25,420,390	—	—	25,420,390
Total investments	$2,661,977,717	$—	$466,000	$2,662,443,717

The following is a reconciliation of the change in the value of Level 3 investments:
Balance at December 31, 2020				$466,000
Purchases				—
Change in unrealized appreciation on investments in the Statement of Operations				—
Balance at December 31, 2021				$466,000
2. FEDERAL INCOME TAXES
No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed the tax positions included in federal income tax returns from the previous three years that remain subject to examination, and concluded no provision was required. Any income tax-related interest or penalties would be recognized as income tax expense. At December 31, 2021, the identified cost of securities for federal income tax purposes was $1,409,047,109 and net unrealized appreciation aggregated $1,253,396,608, consisting of gross unrealized appreciation of $1,272,970,521 and gross unrealized depreciation of $19,573,913.
Distributions are determined in accordance with the Fund’s annual 6% minimum distribution rate commitment, based on the Fund’s average market price, and income tax regulations, which may differ from GAAP. Such differences are primarily related to the Fund’s retirement plans, equity-based compensation, wash sales, tax straddles for total return swaps, and investment in AFA. Differences that are permanent, while not material for the year ended December 31, 2021, are reclassified in the capital accounts of the Fund’s financial statements and have no impact on net assets. For tax purposes, distributions paid by the Fund during the years ended December 31, 2021 and December 31, 2020 were classified as ordinary income of $61,051,501 and $20,660,825, respectively, and long-term capital gain of $269,744,674 and $91,333,875, respectively. The tax basis of distributable earnings at December 31, 2021 was $487,950 of undistributed ordinary income and $1,178,971 of undistributed long-term capital gain.
3. INVESTMENT TRANSACTIONS
Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral, and derivative transactions, during the year ended December 31, 2021 were $1,591,997,533 and $1,774,891,109, respectively.
4. DERIVATIVES
During the year ended December 31, 2021, the Fund invested in derivative instruments. The Fund uses derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional capital gains, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.

Notes To Financial Statements (continued)

Total Return Swap Agreements — The Fund utilizes total return swap agreements in carrying out a paired trade strategy, where it enters into a long contract for a single stock and a short contract for a sector exchange-traded fund in comparable notional amounts. Total return swap agreements involve commitments based on a notional amount to pay interest in exchange for a market-linked return of a reference security. Upon closing a long contract, the Fund will receive a payment to the extent the total return of the reference security is positive for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is negative for the contract period. Upon closing a short contract, the Fund will receive a payment to the extent the total return of the reference security is negative for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is positive for the contract period. The fair value of each total return swap agreement is determined daily and the change in value is recorded as a change in unrealized appreciation on total return swap agreements in the Statement of Operations. Payments received or made upon termination during the period are recorded as a realized gain or loss on total return swap agreements in the Statement of Operations.
Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the reference security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the agreement prior to termination date and provides the ability to offset amounts the Fund owes the counterparty against the amounts the counterparty owes the Fund for a single net settlement. The Fund’s policy is to net all derivative instruments subject to a netting agreement and offset the value of derivative liabilities against the value of derivative assets. The net cumulative unrealized gain (asset) on open total return swap agreements or the net cumulative unrealized loss (liability) on open total return swap agreements is presented in the Statement of Assets and Liabilities. At December 31, 2021, there were no open total return swap agreements. During the year ended December 31, 2021, the average daily notional amounts of open long and short total return swap agreements, an indicator of the volume of activity, were $14,807,002 and $(14,762,421), respectively.
A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the agreement. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. At December 31, 2021, there were no securities pledged as collateral and no cash collateral was held by the Fund.
5. CAPITAL STOCK
The Fund has 10,000,000 authorized and unissued preferred shares, $0.001 par value.
On December 22, 2021, the Fund issued 6,840,167 shares of its Common Stock at a price of $19.14 per share (the average market price on December 8, 2021) to shareholders of record November 22, 2021, who elected to take stock in payment of the year-end distribution. During the year ended December 31, 2021, the Fund issued 5,446 shares of Common Stock at a weighted average price of $19.03 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan. Additionally, 895 shares were canceled.
On December 23, 2020, the Fund issued 2,294,374 shares of its Common Stock at a price of $17.11 per share (the average market price on December 9, 2020) to shareholders of record November 23, 2020, who elected to take stock in payment of the year-end distribution. During the year ended December 31, 2020, the Fund issued 3,226 shares of Common Stock at a weighted average price of $16.38 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

Notes To Financial Statements (continued)

The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team deems appropriate. This includes repurchases under the Fund’s enhanced discount management and liquidity program when fund shares trade at prices below 15% of net asset value for at least 30 consecutive trading days. The enhanced program also provides that the Fund will engage in a proportional tender offer to repurchase shares when the discount exceeds 19% for 30 consecutive trading days, not to exceed one such offer in any twelve-month period. Transactions in its Common Stock for 2021 and 2020 were as follows:
	Shares		Amount
	2021	2020	2021	2020
Shares issued in payment of distributions	6,845,613	2,297,600	$131,024,412	$39,309,604
Shares purchased (at a weighted average discount from net asset value of 15.1% in 2020)	—	(135,192)	—	(1,573,374)
Shares canceled	(895)	—	—	—
Net change	6,844,718	2,162,408	$131,024,412	$37,736,230
6. RETIREMENT PLANS
The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund matches employee contributions made to the plans and, subject to Board approval, may also make a discretionary contribution to the plans. During the year ended December 31, 2021, the Fund recorded matching contributions of  $431,064 and a liability, representing the 2021 discretionary contribution, of $350,781.
7. EQUITY-BASED COMPENSATION
The Fund’s 2005 Equity Incentive Compensation Plan, adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, expired on April 27, 2015. Restricted stock units granted to nonemployee directors that are 100% vested, but payment of which has been deferred at the election of the director, remain outstanding at December 31, 2021.
Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date) and earn an amount equal to the Fund’s per share distribution, payable in reinvested shares, which are paid concurrently with the payment of the original share grant. A summary of the activity during the year ended December 31, 2021 is as follows:
Awards	Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2020	49,714	$12.95
Reinvested dividend equivalents	5,446	19.03
Issued	(8,052)	13.89
Balance at December 31, 2021	47,108	$13.29
At December 31, 2021, the Fund had no unrecognized compensation cost. The total fair value of awards issued during the year ended December 31, 2021 was $140,266.
8. OFFICER AND DIRECTOR COMPENSATION
The aggregate remuneration paid by the Fund during the year ended December 31, 2021 to officers and directors amounted to $6,831,226, of which $651,349 was paid to independent directors. These amounts represent the taxable income, including $140,266 in deferred director compensation from previous years, to the Fund’s officers and directors and, therefore, may differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with GAAP. At December 31, 2021, $4,706,107 was due to officers and directors, representing amounts related to estimated cash compensation

Notes To Financial Statements (continued)

and estimated retirement plan discretionary contributions payable to officers, and reinvested dividend payments on restricted stock awards payable to directors.
9. PORTFOLIO SECURITIES LOANED
The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At December 31, 2021, the Fund had no securities on loan. The Fund is indemnified by the custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.
10. LEASES
The Fund and its affiliates jointly lease office space and equipment under non-cancelable lease agreements expiring at various dates through 2026. Payments are made in aggregate pursuant to these agreements but are deemed variable for each entity, as the allocable portion to each entity fluctuates when applying the expense sharing policy among all affiliates at each payment date. Variable payments of this nature do not require recognition of an asset or an offsetting liability in the Statement of Assets and Liabilities and are recognized as rental expense on a straight-line basis over the lease term within occupancy and other office expenses in the Statement of Operations. During the year, the Fund recognized rental expense of  $398,755.

Financial Highlights

	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of year	$20.06	$17.93	$14.89	$17.55	$15.22
Net investment income	0.17	0.20	0.20	0.20	0.22
Net realized gain (loss) and change in unrealized appreciation	5.42	3.01	4.31	(0.87)	3.55
Total from operations	5.59	3.21	4.51	(0.67)	3.77
Less distributions from:
Net investment income	(0.20)	(0.19)	(0.22)	(0.21)	(0.22)
Net realized gain	(2.78)	(0.84)	(1.20)	(1.79)	(1.16)
Total distributions	(2.98)	(1.03)	(1.42)	(2.00)	(1.38)
Capital share repurchases (note 5)	—	—	0.02	0.03	0.03
Reinvestment of distributions	(0.17)	(0.05)	(0.07)	(0.02)	(0.09)
Total capital share transactions	(0.17)	(0.05)	(0.05)	0.01	(0.06)
Net asset value, end of year	$22.50	$20.06	$17.93	$14.89	$17.55
Market price, end of year	$19.41	$17.29	$15.77	$12.62	$15.03

Total Investment Return (a)
Based on market price	29.9%	16.4%	36.6%	-3.6%	29.4%
Based on net asset value	29.8%	18.8%	31.6%	-2.6%	26.2%

Ratios/Supplemental Data
Net assets, end of year (in millions)	$2,653	$2,227	$1,952	$1,581	$1,786
Ratio of expenses to average net assets	0.56%	0.60%	0.65%	0.56%	0.56%
Ratio of net investment income to average net assets	0.77%	1.12%	1.18%	1.14%	1.30%
Portfolio turnover	64.4%	58.7%	61.6%	58.4%	39.2%
Number of shares outstanding at end of year (in 000’s)	117,872	111,027	108,865	106,206	101,736

(a)
Total investment return is calculated assuming a purchase of a Fund share at the beginning of the period and a sale on the last day of the period reported either at net asset value or market price per share, excluding any brokerage commissions. Distributions are assumed to be reinvested at the price received in the Fund’s dividend reinvestment plan.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

December 31, 2021
	Shares	Value (a)
Common Stocks — 99.4%
Communication Services — 10.2%
Alphabet Inc. Class A (b)	41,500	$120,227,160
AT&T Inc.	361,482	8,892,457
Charter Communications, Inc. Class A (b)	23,200	15,125,704
Comcast Corporation Class A	434,300	21,858,319
Meta Platforms, Inc. Class A (b)	193,400	65,050,090
Netflix, Inc. (b)	39,131	23,574,080
Walt Disney Company (b)	105,800	16,387,362
		271,115,172
Consumer Discretionary — 12.1%
Amazon.com, Inc. (b)	31,700	105,698,578
Capri Holdings Limited (b)	201,600	13,085,856
Darden Restaurants, Inc.	94,300	14,205,352
General Motors Company (b)	196,300	11,509,069
Hilton Worldwide Holdings, Inc. (b)	114,400	17,845,256
Home Depot, Inc.	27,300	11,329,773
Lowe’s Companies, Inc.	48,700	12,587,976
Lululemon Athletica Inc. (b)	16,300	6,380,635
NIKE, Inc. Class B	87,600	14,600,292
O’Reilly Automotive, Inc. (b)	27,600	19,491,948
Target Corporation	113,500	26,268,440
Tesla, Inc. (b)	33,300	35,190,774
TJX Companies, Inc.	190,500	14,462,760
Ulta Beauty, Inc. (b)	41,100	16,947,174
		319,603,883
Consumer Staples — 5.8%
Coca-Cola Company	437,200	25,886,612
Costco Wholesale Corporation	54,600	30,996,420
Estee Lauder Companies Inc. Class A	56,500	20,916,300
PepsiCo, Inc.	78,800	13,688,348
Philip Morris International Inc.	294,700	27,996,500
Procter & Gamble Company	115,350	18,868,953
Walmart Inc.	115,500	16,711,695
		155,064,828

Schedule of Investments (continued)

December 31, 2021
	Shares	Value (a)
Energy — 3.0%
Adams Natural Resources Fund, Inc. (c)(f)	2,186,774	$36,125,506
ConocoPhillips	215,000	15,518,700
EOG Resources, Inc.	160,900	14,292,747
Marathon Petroleum Corporation	216,700	13,866,633
		79,803,586
Financials — 10.6%
American International Group, Inc.	373,600	21,242,896
Bank of America Corp.	1,148,400	51,092,316
Berkshire Hathaway Inc. Class B (b)	150,800	45,089,200
Capital One Financial Corporation	56,700	8,226,603
JPMorgan Chase & Co.	190,500	30,165,675
MetLife, Inc.	422,600	26,408,274
Moody’s Corporation	80,000	31,246,400
Morgan Stanley	383,500	37,644,360
Wells Fargo & Company	620,000	29,747,600
		280,863,324
Health Care — 13.4%
AbbVie, Inc.	319,200	43,219,680
AmerisourceBergen Corporation	178,300	23,694,287
Centene Corporation (b)	204,400	16,842,560
CVS Health Corporation	382,900	39,499,964
Eli Lilly and Company	149,600	41,322,512
IQVIA Holdings Inc. (b)	79,700	22,486,558
Johnson & Johnson	120,200	20,562,614
Laboratory Corporation of America Holdings (b)	48,700	15,302,027
Regeneron Pharmaceuticals, Inc. (b)	30,100	19,008,752
Thermo Fisher Scientific Inc.	68,600	45,772,664
UnitedHealth Group Incorporated	133,400	66,985,476
		354,697,094

Schedule of Investments (continued)

December 31, 2021
	Shares	Value (a)
Industrials — 7.7%
Carrier Global Corporation	483,800	$26,241,312
Caterpillar Inc.	115,100	23,795,774
General Dynamics Corporation	109,800	22,890,006
General Electric Company	71,512	6,755,738
Honeywell International Inc.	93,600	19,516,536
Industrial Select Sector SPDR Fund	69,000	7,300,890
Parker-Hannifin Corporation	74,100	23,572,692
Quanta Services, Inc.	191,900	22,003,254
Raytheon Technologies Corporation	258,900	22,280,934
Union Pacific Corporation	118,900	29,954,477
		204,311,613
Information Technology — 29.0%
Adobe Inc. (b)	68,700	38,957,022
Analog Devices, Inc.	100,600	17,682,462
Apple Inc.	983,700	174,675,609
Arista Networks, Inc. (b)	149,200	21,447,500
CDW Corp.	81,000	16,587,180
Cisco Systems, Inc.	271,900	17,230,303
Intuit Inc.	47,600	30,617,272
Lam Research Corporation	42,600	30,635,790
Mastercard Incorporated Class A	95,900	34,458,788
Micron Technology, Inc.	130,200	12,128,130
Microsoft Corporation	618,100	207,879,392
NVIDIA Corporation	208,600	61,351,346
Oracle Corporation	122,200	10,657,062
Palo Alto Networks, Inc. (b)	37,300	20,767,148
PayPal Holdings, Inc. (b)	40,700	7,675,206
QUALCOMM Incorporated	157,500	28,802,025
Visa Inc. Class A	171,700	37,209,107
		768,761,342

Schedule of Investments (continued)

December 31, 2021
	Shares	Value (a)
Materials — 2.2%
Air Products and Chemicals, Inc.	52,400	$15,943,224
LyondellBasell Industries N.V.	111,200	10,255,976
Sherwin-Williams Company	65,300	22,996,048
Steel Dynamics, Inc.	165,100	10,247,757
		59,443,005
Real Estate — 2.9%
CBRE Group, Inc. Class A (b)	126,000	13,672,260
Equinix, Inc.	26,500	22,414,760
Prologis, Inc.	140,300	23,620,908
Simon Property Group, Inc.	100,500	16,056,885
		75,764,813
Utilities — 2.5%
CenterPoint Energy, Inc.	490,300	13,684,273
Evergy, Inc.	202,600	13,900,386
Exelon Corporation	290,400	16,773,504
NextEra Energy, Inc.	243,900	22,770,504
		67,128,667
Total Common Stocks
(Cost $1,382,020,430)		2,636,557,327

Schedule of Investments (continued)

December 31, 2021
	Shares	Value (a)
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers, LLC (b)(d)(f)
(Cost $150,000)		$466,000
Short-Term Investments — 1.0%
Money Market Funds — 1.0%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, 0.06% (e)	14,309,895	14,311,326
Northern Institutional Treasury Portfolio, 0.01% (e)	11,109,064	11,109,064
Total Short-Term Investments
(Cost $25,420,221)		25,420,390
Total — 100.4%
(Cost $1,407,590,651)		2,662,443,717
Other Assets Less Liabilities — (0.4)%		(9,915,839)
Net Assets — 100.0%		$2,652,527,878

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(f)
During the year ended December 31, 2021, investments in affiliates were as follows:

Affiliate	Shares held	Net realized gain (loss) and long-term capital gain distributions	Dividend income and short-term capital gain distributions	Change in unrealized appreciation	Value
Adams Funds Advisers, LLC (controlled)	n/a	$—	$—	$—	$466,000
Adams Natural Resources Funds, Inc. (non-controlled)	2,186,774	131,206	1,858,758	11,261,886	36,125,506
Total		$131,206	$1,858,758	$11,261,886	$36,591,506
The accompanying notes are an integral part of the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Adams Diversified Equity Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Adams Diversified Equity Fund, Inc. (the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers, when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2022
We have served as the Fund’s auditor since 1929.

Principal Changes in Portfolio Securities

During the Six Months Ended December 31, 2021
(unaudited)
	Dollar Amount Traded in the Period	Percent of Net Assets Held at Period-End
Additions
Raytheon Technologies Corporation	$22,507,394	0.8%
General Dynamics Corporation	21,682,173	0.9
Charter Communications, Inc. Class A	20,905,153	0.6
American International Group, Inc.	20,703,173	0.8
Moody’s Corporation	20,647,260*	1.2
NextEra Energy, Inc.	19,672,895	0.9
Regeneron Pharmaceuticals, Inc.	18,470,546	0.7
Walmart Inc.	17,336,295	0.6
Analog Devices, Inc.	17,038,109	0.7
Netflix, Inc.	16,542,457*	0.9
EOG Resources, Inc.	15,618,316	0.5
Palo Alto Networks, Inc.	15,460,370	0.8
Union Pacific Corporation	15,142,572*	1.1
Darden Restaurants, Inc.	15,067,320	0.5
Laboratory Corporation of America Holdings	15,057,889	0.6
Thermo Fisher Scientific Inc.	14,901,711*	1.7
Eli Lilly and Company	14,666,669*	1.6
Exelon Corporation	13,409,859	0.6

Reductions
IDEXX Laboratories, Inc.	26,980,498	—
Boeing Company	22,478,501	—
FedEx Corporation	22,399,945	—
Universal Health Services, Inc. Class B	20,691,357	—
PayPal Holdings, Inc.	18,685,827	0.3
Microsoft Corporation	17,704,680	7.8
T. Rowe Price Group	17,425,007	—
Microchip Technology Incorporated	16,229,379	—
Constellation Brands, Inc. Class A	15,879,280	—
Public Service Enterprise Group Incorporated	15,747,282	—
Huntington Ingalls Industries, Inc.	15,639,258	—
General Electric Company	15,416,317	0.3
Berkshire Hathaway Inc. Class B	15,326,852	1.7
Southern Company	15,235,701	—
CMS Energy Corporation	14,703,208	—
Micron Technology, Inc.	14,155,237	0.5
Abbott Laboratories	13,854,769	—
Capital One Financial Corporation	13,567,475	0.3

*
Addition to an existing position

The transactions presented above are those that exceeded .50% of period-end net assets, representing new positions, fully-eliminated positions, and the largest additions and reductions to existing portfolio securities, as noted, and exclude those in sector exchange-traded funds.

Historical Financial Statistics

(unaudited)
Year	(000’s) Value of Net Assets	(000’s) Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share	Capital Gains Distributions Per Share	Return of Capital Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2007	$1,378,480	87,669	$15.72	$14.12	$.32	$.71	$—	$1.03	7.1%
2008	840,012	87,406	9.61	8.03	.26	.38	—	.64	5.7
2009	1,045,027	87,415	11.95	10.10	.15	.30	—	.45	5.2
2010	1,124,672	88,885	12.65	10.72	.14	.37	—	.51	5.1
2011	1,050,734	91,074	11.54	9.64	.15	.50	—	.65	6.1
2012	1,155,997	93,030	12.43	10.59	.18	.49	—	.67	6.3
2013	1,421,551	94,224	15.09	13.07	.22	.62	—	.84	7.1
2014	1,527,773	96,287	15.87	13.68	.20	.98	—	1.18	8.8
2015	1,472,144	97,914	15.04	12.83	.14	.79	—	.93	6.8
2016	1,513,498	99,437	15.22	12.71	.18	.81	—	.99	7.8
2017	1,785,772	101,736	17.55	15.03	.22	1.16	—	1.38	9.8
2018	1,580,889	106,206	14.89	12.62	.21	1.79	—	2.00	12.9
2019	1,951,592	108,865	17.93	15.77	.22	1.20	—	1.42	9.6
2020	2,227,273	111,027	20.06	17.29	.19	.84	—	1.03	6.8
2021	2,652,528	117,872	22.50	19.41	.20	2.78	—	2.98	15.7

*
The annual distribution rate is the total dividends and distributions per share divided by the Fund’s average month-end stock price. The average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment adopted in September 2011.

Other Information

(unaudited)
Summary Fund Information
Investment Objectives: The Fund’s investment objectives are preservation of capital, reasonable income, and opportunity for capital gain. These objectives have been in place since the Fund’s inception in 1929, although they may be changed by the Board of Directors.
Investment Strategy and Policies: The Fund is an internally-managed diversified large-cap U.S. equity fund that seeks to outperform the S&P 500 and invests at least 80% of its assets in highly liquid S&P 500 stocks. It has broad flexibility in the selection of stocks, but maintains a “sector neutral” approach, meaning that the Fund’s investments by sector approximate the S&P 500 sector percentages.
In addition, the Fund maintains the following fundamental investment policies that may change only with shareholder approval:
•
Up to 25% of assets may be invested in any one industry.

•
Up to 20% of assets may be invested in commodities (other than physical commodities), including swaps.

•
Up to 5% of assets may be invested in real property.

Principal Risks:
Market Risk. The Fund could lose money over short periods due to short- term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments. Additionally, closed-end funds are particularly impacted by investor sentiment that could result in trading at increased premiums or discounts to the Fund’s NAV.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The S&P 500 is comprised of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities.
Derivatives Risk. The Fund invests in total return swaps agreements, which entail counterparty credit, liquidity, and equity price risks. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the reference security.
Annual Certification
The Fund’s CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
Distribution Commitment and Payment Schedule
The Fund established an annual 6% minimum distribution rate commitment that has been met or exceeded since its adoption in 2011. The commitment is not a guarantee, and may be changed by the Board should market or other conditions warrant. Distributions are generated from portfolio income and capital gains derived from managing the portfolio. If such earnings do not meet the distribution commitment, or it’s deemed in the best interest of shareholders, the Fund may return capital.
The Fund presently pays distributions four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a distribution announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative.

Other Information  (continued)

(unaudited)
Electronic Delivery of Shareholder Reports
The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials online. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:
Registered shareholders with the Fund's transfer agent, American Stock Transfer & Trust Company ("AST"): www.astfinancial.com
Shareholders using brokerage accounts: http://enroll.icsdelivery.com/ADX
Privacy Policy
In order to conduct its business, the Fund, through AST, collects and maintains certain nonpublic personal information about our registered shareholders with respect to their transactions in shares of our securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose shares of our securities are held in “street” or brokerage accounts.
We do not disclose any nonpublic personal information about you, our other shareholders, or our former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect your personal information internally, we restrict access to nonpublic personal information about our registered shareholders to those employees who need to know that information to provide services to such shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.
Proxy Voting Policies and Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2021 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.
Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-PORT. The form is available on the Commission’s website: www.sec.gov. The Fund also posts a link to its filings on its website: www.adamsfunds.com.
INVESTORS CHOICE
INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a distribution reinvestment plan, sponsored and administered by AST. The Plan provides registered shareholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Fund shares. A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

Other Information  (continued)

(unaudited)
The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below. Fees are subject to change at any time.
Fees	Minimum and Maximum Cash Investments:

Initial Enrollment and Optional Cash
Investments:
Service Fee $2.50 per investment
Brokerage Commission $0.05 per share
Reinvestment of Dividends*:
Service Fee 2% of amount invested
(maximum of  $2.50 per investment)
Brokerage Commission $0.05 per share
Sale of Shares:
Service Fee $10.00
Brokerage Commission $0.05 per share
Deposit of Certificates for Safekeeping $7.50
(waived if sold)
Book to Book Transfers Included
To transfer shares to another participant or to a new participant
* The year-end distribution will usually be made in newly issued shares of Common Stock. There are no fees or commissions in connection with this distribution when made in newly issued shares.

Initial minimum investment (non-holders) $250
Minimum optional investment (existing holders) $50
Electronic funds transfer (monthly minimum) $50
Maximum per transaction $25,000
Maximum per year NONE
INVESTORS CHOICE Mailing Address:
Attention: Dividend Reinvestment
P.O. Box 922
Wall Street Station
New York, NY 10269‑0560
Website: www.astfinancial.com
E‑mail: info@astfinancial.com

For shareholders whose stock is held by a broker in “street” name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in AST’s Plan or contact AST.

Directors

Name (Age) Director Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Current Directorships
Independent Directors
Enrique R. Arzac, Ph.D. (80) 1983	Professor Emeritus Graduate School of Business, Columbia University	Two	Mirae Asset Discovery Funds (3 open-end funds) Credit Suisse Next Investors, LLC
Kenneth J. Dale (65) 2008	Senior Vice President and Chief Financial Officer The Associated Press	Two
Frederic A. Escherich (69) 2006	Private Investor	Two
Roger W. Gale, Ph.D. (75) 2005	Retired President & CEO GF Energy, LLC	Two
Mary Chris Jammet (54) 2020	Principal Bristol Partners LLC	Two	MGM Resorts International
Lauriann C. Kloppenburg (61) 2017	Retired Chief Strategy Officer and Chief Investment Officer ‑ Equity Group Loomis, Sayles & Co., LP	Two	Transamerica Funds
Kathleen T. McGahran, Ph.D., J.D., CPA (71) 2003 Chair of the Board	Retired President & CEO Pelham Associates, Inc.	Two
Jane Musser Nelson (63) 2021	Retired Managing Director, Investments Cambridge Associates	Two	First Eagle Alternative Capital BDC, Inc.
Interested Director
Mark E. Stoeckle (65) 2013	Chief Executive Officer Adams Diversified Equity Fund, Inc. Adams Natural Resources Fund, Inc. President Adams Diversified Equity Fund, Inc.	Two
All Directors serve for a term of one year upon their election at the Annual Meeting of Shareholders. The address for each Director is the Fund’s office.

Officers

Name (Age) Employee Since	Principal Occupation(s) During Past 5 Years
Mark E. Stoeckle (65) 2013	Chief Executive Officer of the Fund and Adams Natural Resources Fund, Inc. and President of the Fund
James P. Haynie, CFA (59) 2013	Executive Vice President of the Fund and President of Adams Natural Resources Fund, Inc.
D. Cotton Swindell, CFA (58) 2002	Executive Vice President
Brian S. Hook, CFA, CPA (52) 2008	Vice President, Chief Financial Officer and Treasurer of the Fund and Adams Natural Resources Fund, Inc.
Janis F. Kerns (58) 2018	Vice President, General Counsel, Secretary and Chief Compliance Officer of the Fund and Adams Natural Resources Fund, Inc. (since 2018); Of Counsel, Nelson, Mullins, Riley & Scarborough, LLP (prior to 2018)
Gregory W. Buckley (51) 2013	Vice President – Research of the Fund (since 2019) and Adams Natural Resources Fund, Inc.
Xuying Chang, CFA (45) 2014	Vice President – Research of the Fund (since 2018); Senior Research Analyst of the Fund (prior to 2018)
Steven R. Crain, CFA (50) 2012	Vice President – Research
Michael A. Kijesky, CFA (51) 2009	Vice President – Research of the Fund (since 2019) and Adams Natural Resources Fund, Inc.
Michael E. Rega, CFA (62) 2014	Vice President – Research of the Fund and Adams Natural Resources Fund, Inc.
David R. Schiminger, CFA (50) 2002	Vice President – Research
Jeffrey R. Schollaert, CFA (46) 2015	Vice President – Research of the Fund (since 2017) and Adams Natural Resources Fund, Inc. (since 2019)
Christine M. Sloan, CPA (49) 1999	Assistant Treasurer and Director of Human Resources of the Fund and Adams Natural Resources Fund, Inc. (since 2018); Assistant Treasurer of the Fund and Adams Natural Resources Fund, Inc. (prior to 2018)
All officers serve until the time at which their successor is elected and qualified, unless they earlier resign, die, or are removed by the Board of Directors. The address for each officer is the Fund’s office.
Service Providers

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP
Custodian of Securities	The Northern Trust Company
Transfer Agent & Registrar	American Stock Transfer & Trust Company, LLC Stockholder Relations Department 6201 15th Avenue Brooklyn, NY 11219 (877) 260‑8188 Website: www.astfinancial.com E‑mail: info@astfinancial.com

Trusted by investors for generations®

ADAMS FUNDS
500 East Pratt Street
Suite 1300
Baltimore, MD 21202
410.752.5900
800.638.2479
Please visit our website
adamsfunds.com

Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The code of ethics is available on the registrant's website at: www.adamsfunds.com.

 Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that at least one of the members of the registrant's audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The directors on the registrant's audit committee whom the Board of Directors has determined meet such definition are Enrique R. Arzac, Kenneth J. Dale, Mary Chris Jammet, and Jane Musser Nelson, who are each independent pursuant to paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees for professional services rendered by the registrant's independent registered public accounting firm, PricewaterhouseCoopers LLP, for the audit of the registrant's annual financial statements for 2021 and 2020 were $108,590 and $105,430, respectively.

(b) Audit-Related Fees. There were no audit-related fees in 2021 or 2020.

(c) Tax Fees. The aggregate fees for professional services rendered to the registrant by PricewaterhouseCoopers LLP for the review of the registrant's excise tax calculations and preparations of federal, state, and excise tax returns for 2021 and 2020 were $12,730 and $22,360, respectively.

(d) All Other Fees. The aggregate other fees rendered to the registrant by PricewaterhouseCoopers LLP for 2021 and 2020 were $3,711 and $2,277, respectively. Fees were related to licenses for technical reference tools.

(e)	(1)	The audit committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the audit committee considers whether such services are consistent with the auditor's independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the registrant; and whether the service could enhance the registrant's ability to manage or control risk or improve financial statement audit quality. The audit committee may delegate pre-approval authority to its Chair. Any pre-approvals by the Chair under this delegation are to be reported to the audit committee at its next scheduled meeting.

	(2)	Zero percent of services performed by PricewaterhouseCoopers LLP for the registrant in 2021 and 2020 were approved pursuant to pre-approval waivers described in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees for non-audit professional services rendered by PricewaterhouseCoopers LLP to the registrant for 2021 and 2020 were $16,441 and $24,637, respectively.

(h) The registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLP's independence.

 Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are: Enrique R. Arzac, Kenneth J. Dale, Roger W. Gale, Mary Chris Jammet, and Jane Musser Nelson.

(b) Not applicable.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING GUIDELINES

The registrant follows long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

While the policy is to vote all of the proxies for portfolio companies, as a general matter, securities that the registrant has loaned will not be recalled to facilitate proxy voting (in which case the borrower of the security is entitled to vote the proxy). However, if the registrant's management becomes aware of a material vote with respect to the loaned securities in time to recall the security and has determined in good faith that the importance of the matter to be voted on outweighs the loss in lending revenue that would result from recalling the security (i.e., a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

As an internally-managed investment company, the registrant uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyzes is the integrity and competency of the company's management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies' managements, we give significant weight to the recommendations of the company's management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio company's management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the company's management. When we believe that the management's recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the portfolio company management's recommendation are:

Stock Options

Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%.

Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan cannot be made in a vacuum but must be made in the context of the company's overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the company's stock.

Executive Compensation

On proposals relating to executive compensation, we generally vote against proposals that fail to require or demonstrate effective linkage between pay and the company's performance over time, and for proposals that require or demonstrate such effective linkage.

It is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

Corporate Control/Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we have a long-standing policy of voting against proposals to create a staggered board of directors. In conformance with that policy, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, our general policy is to vote against amendments to a company's charter that can be characterized as blatant anti-takeover provisions.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We generally vote for proposals to require that all members of the company's Audit, Compensation, and Nominating committees be independent of management.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the company's management, under the oversight of its board of directors, to manage the day-to-day operations of the company or concern matters that are more appropriate for global solutions rather than company-specific ones. We consider these proposals on a case-by-case basis but usually are persuaded if management's position is reasonable and vote in accordance with management's recommendation on these types of proposals.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1) As of the date of this filing, Mark E. Stoeckle, Chief Executive Officer and President, James P. Haynie, Executive Vice President, and D. Cotton Swindell, Executive Vice President, comprise the three-person portfolio management team for the registrant. Mr. Stoeckle has served as portfolio manager for the registrant since February 11, 2013. Mr. Haynie has been a member of the portfolio management team since August 19, 2013, serving as President until January 21, 2015. D. Cotton Swindell has served as Executive Vice President and on the portfolio management team since January 21, 2015; prior thereto, Mr. Swindell served as Vice President - Research. Mr. Stoeckle is the lead member of the portfolio management team. Messrs. Stoeckle, Haynie, and Swindell receive investment recommendations from a team of research analysts and make decisions jointly about any investment transactions in the portfolio.

(2) As of December 31, 2021, Messrs. Stoeckle and Haynie also serve on the portfolio management team for the registrant's non-controlled affiliate, Adams Natural Resources Fund, Inc. ("PEO"), an internally managed registered investment company with total net assets of $470,588,987. Mr. Stoeckle is Chief Executive Officer of PEO and Mr. Haynie is President. PEO is a non-diversified fund specializing in the energy and natural resources sectors and the registrant is a diversified product with a broader focus. There are few material conflicts of interest that may arise in connection with the portfolio management of the funds. The funds do not buy or sell securities or other portfolio holdings to or from the other, and policies and procedures are in place covering the sharing of expenses and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, between the funds.

(3) As of December 31, 2021, the registrant's portfolio managers are compensated through a plan consisting of salary and annual cash incentive compensation, of which the amount in any year is determined by the Compensation Committee, comprised solely of independent director members of the Board of Directors ("Committee"). The Committee has periodically employed a compensation consultant to review the plan. The structure and methods used to determine the compensation of the portfolio managers were as follows: Salaries are determined by using appropriate industry surveys and information about the local market. Incentive compensation is based on a combination of relative fund performance of the registrant and PEO, and individual performance. Target incentives are set annually based on aggregate compensation less salary for each position. Fund performance used in determining incentive compensation is measured over a one-year period, accounting for one-fourth of the calculation, a three-year period, which accounts for one-half, and a five-year period, which accounts for one-fourth. The registrant's return on portfolio assets over each of these periods is used to determine performance relative to a 50/50 blend of the S&P 500 Index and the Morningstar U.S. Large Blend Funds Category. Using these calculations, the incentive compensation can be less than or exceed the established target.

The structure of the compensation that the portfolio managers receive from PEO is the same as that for the registrant with the exception that the portfolio managers' incentive compensation is based on a comparison with the performance of an 80/20 blend of Dow Jones U.S. Oil and Gas Index and Dow Jones U.S. Basic Materials Index through September 30, 2018 and, to better align with PEO’s investment strategy, a blend of the S&P 500 Energy Sector and the S&P 500 Materials Sector thereafter.

(4) Using a valuation date of December 31, 2021, Messrs. Stoeckle, Haynie, and Swindell each beneficially owned equity securities in the registrant valued over $1,000,000,

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/21-1/31/21	0	--	0	4,921,252
2/1/21-2/28/21	0	--	0	4,921,252
3/1/21-3/31/21	0	--	0	4,921,252
4/1/21-4/30/21	0	--	0	4,921,252
5/1/21-5/31/21	0	--	0	4,921,252
6/1/21-6/30/21	0	--	0	4,921,252
7/1/21-7/31/21	0	--	0	4,921,252
8/1/21-8/31/21	0	--	0	4,921,252
9/1/21-9/30/21	0	--	0	4,921,252
10/1/21-10/31/21	0	--	0	4,921,252
11/1/21-11/30/21	0	--	0	4,921,252
12/1/21-12/31/21	0	--	0	4,921,252
Total	0	--	0

(1) There were no shares purchased other than through a publicly announced plan or program.

(2a) The share repurchase plan was announced on December 11, 2014, with an additional authorization announced on December 18, 2018. On September 22, 2020, the Fund announced an enhanced discount management and liquidity program whereby purchases will occur when fund shares trade at prices below 15% of net asset value for at least 30 consecutive trading days.

(2b) The share amount approved in 2014 was 5% of then-outstanding shares, or 4,667,000 shares, and 5,314,566 additional shares were approved in 2018.

(2c) The share repurchase plan has no expiration date.

(2d) None.

(2e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Dollar amounts of income and fees/compensation related to securities lending activities during the most recent fiscal year are:

(1)	Gross income from securities lending activities was $66,145.

(2)	Rebates paid to borrowers were $(1,991), fees deducted from a pooled cash collateral reinvestment product were $427, and revenue generated by the securities lending program paid to the securities lending agent was $20,310.

(3)	The aggregate fees related to securities lending activities were $18,746.

(4)	Net income from securities lending activities was $47,399.

(b) Services provided by the securities lending agent in the most recent fiscal year for lending of the Fund's portfolio securities in accordance with its securities lending authorization agreement, included: identifying and approving borrowers, selecting securities to be loaned, negotiating loan terms, recordkeeping of all loan and dividend activity, receiving and holding collateral from borrowers, monitoring loan and collateral values on a daily basis, requesting additional collateral as required, and arranging for return of loaned securities at loan termination. When cash collateral is received from the borrower, the security lending agent invests the cash in a registered money market fund.

Item 13. Exhibits.

(a)	(1)	Not applicable; see registrant's response to Item 2 above.

	(2)	Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

	(3)	Written solicitation to purchase securities: not applicable.

	(4)	Change in independent public accountant: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Diversified Equity Fund, Inc.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer & President
(Principal Executive Officer)

Date:	February 23, 2022

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer & President
(Principal Executive Officer)

Date:	February 23, 2022

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President, Chief Financial Officer & Treasurer
(Principal Financial Officer)

Date:	February 23, 2022